Contact Edsel R. Burns
For Immediate Release                                             (304) 522-3868
July 15, 2008


                        Energy Services Acquisition Corp.
                         Reschedules Special Meeting of
                          Stockholders to July 31, 2008


Huntington, West Virginia, July 15, 2008-Energy Services Acquisition Corp. (AMEX: ESA, ESA-U, ESA-W) ("Energy Services") announced today that a Special Meeting of Stockholders originally scheduled to be convened on Thursday, July 17, 2008 at 10:00 a.m., Eastern Time, will be postponed until Thursday , July 31, 2008 at 10: 00 a.m., Eastern Time as Energy Services continues to seek proxies. The Meeting will take place at its original location, The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25703.

About Energy Services Corp.

Based in Huntington, West Virginia Energy Services is a publicly traded, special purpose acquisition company ("SPAC") formed to invest in or acquire companies in the energy services industry. Energy Services has entered into agreements to acquire ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. The contemplated transactions are subject to shareholder approval, and certain other closing conditions. Upon completion of the contemplated transactions, Energy Services intends to change its name to "Energy Services of America Corporation."

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of common stock of Energy Services and does not constitute an offer of any securities of Energy Services for sale. Any solicitation will be made only by the definitive proxy statement that Energy Services has mailed to all stockholders and filed a definitive proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADIVSED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by Energy Services at the Securities and Exchange Commission's web site at http://www.sec.gov.

Forward Looking Statements

This press release  includes  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements are based on current expectations and projections about future events and no party assumes an obligation to update any such forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Energy Services, ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "continue," or the negative of such terms or other similar expressions. Factors that might cause our future results to differ from those statements include, but are not limited to, delays may require Energy Services to obtain an extension from ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. and its stockholders to the date by which the acquisition of ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. must be consummated, which ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. and
stockholders may be unwilling to provide; the failure of Energy Services' stockholders to approve the acquisition and the transactions contemplated thereby; the number and percentage of Energy Services' stockholders voting against the acquisition and electing to exercise their redemption rights; changing interpretations of generally accepted accounting principles; costs associated with continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. are engaged; the continued ability of ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. to successfully execute their business plans; as well as other relevant risks detailed in Energy Service's filings with the Securities and Exchange Commission.